Inventories	12 Months Ended
Sep. 30, 2018
Inventory Disclosure [Abstract]
Inventories
Note 9 — Inventories
Inventories comprise the following at September 30:

	2018	2017
Non-utility LPG and natural gas	$231.7	$188.4
Gas Utility natural gas	37.3	39.5
Materials, supplies and other	49.2	50.7
Total inventories	$318.2	$278.6

At September 30, 2018, UGI Utilities was a party to five principal storage contract administrative agreements (“SCAAs”) having terms ranging from one to three years. Pursuant to SCAAs, UGI Utilities has, among other things, released certain storage and transportation contracts for the terms of the SCAAs. UGI Utilities also transferred certain associated storage inventories upon commencement of the SCAAs, will receive a transfer of storage inventories at the end of the SCAAs, and makes payments associated with refilling storage inventories during the terms of the SCAAs. The historical cost of natural gas storage inventories released under the SCAAs, which represents a portion of Gas Utility’s total natural gas storage inventories, and any exchange receivable (representing amounts of natural gas inventories used by the other parties to the agreement but not yet replenished for which UGI Utilities has the rights), are included in the caption “Gas Utility natural gas” in the table above.

As of September 30, 2018, UGI Utilities had SCAAs with Energy Services, LLC, the effects of which are eliminated in consolidation, and with a non-affiliate. The carrying value of gas storage inventories released under the SCAAs with the non-affiliate at September 30, 2018 and 2017, comprising 2.3 billion cubic feet (“bcf”) and 2.3 bcf of natural gas, was $5.4 and $6.7, respectively.